Exhibit 10.3

                                CREDIT AGREEMENT

                                     BETWEEN

                          DC INVESTMENTS LEASING, LLC,
                    a Mississippi limited liability company,

                                       and
                               FIRST INDIANA BANK,
                      N.A., a national banking association

                                   Dated as of
                                December 18, 2002

                                       TABLE OF CONTENTS

CREDIT AGREEMENT ....................................................Page 1
Section 1. ACCOUNTING TERMS -- DEFINITIONS ..........................Page 1
Section 2. THE TERM LOAN.............................................Page 4
a. The Term Loan.....................................................Page 5
   (i) Amount  ..................................................... Page 5
   (ii) The Term Note   ............................................ Page 5
   (iii) Interest on the Term Loan  ................................ Page 5
   (iv) Use of Proceeds of the Term Loan ........................... Page 6
   (v) Calculation of Interest.......................................Page 6
   (vi)Manner of Payment -- Application ............................ Page 6
   (vii) Commitment Fee ............................................ Page 6
   (viii) Automatic Debit .......................................... Page 6

Section 3. REPRESENTATIONS AND WARRANTIES........................... Page 6
a. Organization of the Company.......................................Page 6
b. Authorization; No Conflict ...................................... Page 7
c. Validity and Binding Nature/Company ............................. Page 7
d. Organization of Fair Finance......................................Page 7
e. Organization of Fair Holdings ....................................Page 8
f. Organization of DC Investments....................................Page 8
g. Financial Statements ............................................ Page 9
h. Litigation and Contingent Liabilities ........................... Page 9
i. Liens ........................................................... Page 10
j. Employee Benefit Plans ...........................................Page 10
k. Payment of Taxes .................................................Page 10
1. Investment Company Act ...........................................Page 10
m. Regulation U and other Federal Regulations .......................Page 10
n. Hazardous Substances ............................................ Page 11
o. Subsidiaries/Organization of the Affiliated Companies ............Page 11

Section 4 COLLATERAL FOR THE OBLIGATIONS ........................... Page 11
a.       Guaranty Agreements.........................................Page 11
b.       Security Agreement..........................................Page 12
c.       Pledge Agreement............................................Page 12
d.       Subordination Agreement ....................................Page 12

Section 5. AFFIRMATIVE COVENANTS.....................................Page 12
a.       Corporate Existence.........................................Page 12
b.       Reports, Certificates and Other Information ................Page 13
         (i)      Company's Annual Statements .......................Page 13
         (ii)     Company's Interim Statements ......................Page 13
         (iii)    Pyramid's Annual Statements........................Page 14
         (iv)     Durham and Cochran Financial Statements ...........Page 14
         (v)      Officer's Certificate..............................Page 14
         (vi)     Orders ............................................Page 14
         (vii)    Notice of Default or Litigation....................Page 14
         (viii)   Compliance Certificates ...........................Page 15
         (ix)     Registration Statements and Reports ...............Page 15
         (x)      Other Information .................................Page 15
         c.       Books, Records and Inspections ....................Page 15
         d.       Insurance .........................................Page 15
         e.       Taxes and Liabilities .............................Page 15
         f.       Compliance with Legal and Regulatory Requirements..Page 16
         g.       Financial Covenant ................................Page 16
                  (i)      Debt Service Coverage Ratio ..............Page 16
         h.       Primary Banking Relationship ......................Page 16
         i.       Employee Benefit Plans ............................Page 16
         j.       Hazardous Substances ..............................Page 16

Section 6. NEGATIVE COVENANTS .......................................Page 18
a.       Liens ......................................................Page 18
b.       Guaranties ................................................ Page 19
c.       Loans or Advances ..........................................Page 19
d.       Mergers, Consolidations, Sales, Acquisition or Formation
         of Subsidiaries.............................................Page 19
e.       Margin Stock ...............................................Page 20
f.       Other Agreements ...........................................Page 20
g.       Judgments ..................................................Page 20
h.       Principal Office/Other Matters..............................Page 20
i.       Hazardous Substances ...................................... Page 21
j        Debt........................................................Page 21
k.       Sale and Leaseback .........................................Page 21
1.       Accounting Policies.........................................Page 21
m.       Change of Business .........................................Page 21

Section 7. CONDITIONS OF LENDING.....................................Page 21
a.       No Default..................................................Page 21
b.       Documents to be Furnished at Closing........................Page 22

Section 8. EVENTS OF DEFAULT ........................................Page 25
a.       Nonpayment of the Loan......................................Page 25
b.       Nonpayment of Other Indebtedness for Borrowed Money ........Page 25
c.       Other Material Obligations..................................Page 25
d.       Bankruptcy, Insolvency, etc ................................Page 26
e.       Warranties and Representations .............................Page 26
f.       Violations of Negative and Financial Covenants..............Page 26
g.       Noncompliance With Other Provisions of this Agreement ......Page 26

Section 9. EFFECT OF EVENT OF DEFAULT ...............................Page 27

Section 10. WAIVER - AMENDMENTS......................................Page 27

Section 11. NOTICES..................................................Page 27

Section 12. COSTS, EXPENSES AND TAXES................................Page 28

Section 13. SEVERABILITY.............................................Page 29

Section 14. CAPTIONS.................................................Page 29

Section 15. GOVERNING LAW -- JURISDICTION .......................... Page 29

Section 16. PRIOR AGREEMENTS, ETC ...................................Page 29

Section 17. SUCCESSORS AND ASSIGNS ..................................Page 30

Section 18. WAIVER OF JURY TRIAL.....................................Page 30

Section 19. ARBITRATION..............................................Page 30

                                   SCHEDULE I
Exhibit "A"                Officer's Certificate
Exhibit "B"                Promissory Note (Term Loan) ($2,741,867.00)
Exhibit "C-1"              Schedule of Exceptions (DC Investments Leasing, LLC)
Exhibit "C-2"              Schedule of Exceptions (Fair Holdings, Inc.)
Exhibit "C-3"              Schedule of Exceptions (Fair Finance Company)
Exhibit "C-4"              Schedule of Exceptions (DC Investments, LLC)
Exhibit "D"                [Reserved]
Exhibit "E"                Collateral  Assignment of Management  Agreement
                           (DC Investments  Leasing,  LLC,  Pyramid
                           Coach, Inc. and First Indiana Bank, N.A.)
Exhibit "F"                Guaranty Agreement (DC Investments, LLC)
Exhibit "G"................Guaranty Agreement (Fair Holdings, Inc.)
Exhibit "H"................Guaranty Agreement (Fair Finance Company)
Exhibit "I"................Guaranty Agreement (Timothy Durham)
Exhibit "J"................Guaranty Agreement (James Cochran)
Exhibit "K"................Security Agreement (DC Investments Leasing, LLC)
Exhibit "L"................Pledge Agreement (DC Investments, LLC)
Exhibit "M"                Subordination Agreement (DC Investments Leasing, LLC,
                           Fair Holdings, Inc., and First Indiana Bank, N.A.)

                                         CREDIT AGREEMENT

     DC INVESTMENTS LEASING, LLC, a Mississippi limited liability company (the "Company"), and FIRST INDIANA BANK, N.A., a national banking association with its principal office in Indianapolis, Indiana (the "Bank"), enter into this Credit Agreement as of the date set forth below in order to set forth their agreement as follows.

     Section 1. ACCOUNTING TERMS -- DEFINITIONS. All accounting and financial terms used in this Agreement are used with the meanings such terms would be given in accordance with generally accepted accounting principles except as may be otherwise specifically provided in this Agreement. The following terms have the meanings indicated when used in this Agreement with the initial letter capitalized:

     "Affiliated Companies" means the Company, Fair Holdings, Fair Finance, and DC Investments, collectively, and in the singular means whichever one of them the context requires.

     "Agreement" means this Credit Agreement between the Company and the Bank, as it may from time to time be amended.

     "Authorized Officer" means the Manager of the Company or such other officer whose authority to perform acts to be performed only by an Authorized Officer under the - terms of this Agreement is evidenced to the Bank by a certified copy of an appropriate resolution of the members of the Company.

     "Bank" is used as defined in the preamble.

     "Banking Day" means a day on which the principal office of the Bank in the City of Indianapolis, Indiana, is open for the purpose of conducting substantially all of the Bank's business activities.

     "Buses" means the luxury motor coaches identified on Schedule I attached hereto. "Collateral" is used as defined in Section 4(c) herein. "Collateral Assignment of Management Agreement" is used as defined in Section 4(a) herein.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Company" is used as defined in the Preamble.

     "DC Investments" means DC Investments, LLC, an Indiana limited liability company.

     "EBITDA"  means  earnings  before  interest,   taxes,   depreciation,   and
     amortization, all determined on a consolidated basis for the Company and Fair Finance in accordance with GAAP.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     "Event of Default" means any of the events described in Section S herein.

     "Fair Finance" means Fair Finance Company, an Ohio corporation.

     "Fair Holdings" means Fair Holdings, Inc., an Ohio corporation.

     "GAAP" means generally accepted account principles as then in effect, which shall include the official interpretations thereof by the Financial Accounting Standards Board, consistently applied.

     "Guarantor" and "Guarantors" are used as defined in Section 4(b) herein. "Guaranty Agreement" and "Guaranty Agreements" are used as defined in
     Section 4(b) herein.

     "Hazardous Substance" means any hazardous or toxic substance regulated by any federal, state or local statute or regulation including but not limited to the Comprehensive Environmental Response, Compensation and Liability Act, the Resource Conservation and Recovery Act and the Toxic Substance Control Act, or by any federal, state or local governmental agencies having jurisdiction over the control of any such substance including but not limited to the United States Environmental Protection Agency.

     "Loan" means the Term Loan.

     "Loan Document" means any of this Agreement, the Term Note, the Guaranty Agreements, the Security Agreement, the Pledge Agreement, the Subordination Agreement, the Collateral Assignment of Management Agreement, and any other instrument or document which evidences or secures the Loan or which expresses an agreement as to terms applicable to the Loan, and in the plural means any two . or more of the Loan Documents, as the context requires.

     "Management Agreement" means that certain Management Agreement dated as of December 18, 2002, entered into by and between the Company and Pyramid Coach, Inc., a Tennessee corporation.

     "Manager" means Timothy S. Durham, an individual residing in the State of Indiana. "Note" means any of the Term Note.

     "Obligations" means all obligations of the Company in favor of the Bank of every type and description, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, including but not limited to all of such obligations on account of the Loan, and all other obligations arising under any Loan Document as amended from time to time.

     "Officer's Certificate" means a certificate in the form included as a part of Exhibit "A" attached hereto signed by the chief executive officer or the chief financial officer of the Company, confirming that all of the representations and warranties contained in Section 3 of this Agreement are true and correct as of the date of such certificate except as specified therein and with the further exceptions that: (i) the representation contained in Section 3(g) shall be construed so as to refer to the latest financial statements which have been furnished to the Bank as of the date of any Officer's Certificate, (ii) the representations contained in Section 3(n) (with respect to Hazardous Substances) will be construed so as to apply not only to the Company, but also to any Subsidiaries, whether now owned or hereafter acquired, (iii) the representation contained in Section 3(o) shall be deemed to be amended to reflect the existence of any Subsidiary hereafter formed or acquired by the Company of Fair Holdings with the consent of the Bank, and (iv) all other representations will be construed to have been amended to conform with any changes of which the Company shall have previously given the Bank notice in writing. The Certificate shall further confirm that no Event of Default or Unmatured Event of Default shall have occurred and be continuing as of the date of the Certificate or shall describe any such event which shall have occurred and be then continuing and the steps being taken by the Company to correct it.

     "Plan" means an employee pension benefit plan as defined in ERISA.

     "Pledge Agreement" is used as defined in Section 4(d) herein.

     "Prime Rate" means a rate per annum equal to the prime rate of interest announced from time to time by the Bank, which is not necessarily the lowest rate charged to any customer, changing when and as said prime rate changes.

     "Security   Agreement"   is  used  as  defined  in  Section   4(c)  herein.
     "Subordination Agreement" is used as defined in Section 4(e) herein. "Subordinated Debt" means indebtedness of the Company which is subordinated to the indebtedness of the Company to the Bank under the terms of the Subordination Agreement, and any other indebtedness of the Company which is subordinated to the indebtedness of the Company to the Bank such terms that such indebtedness is the functional equivalent of shareholders' equity.

     "Subsidiary" means any corporation, partnership, joint venture or other business entity over which the Company exercises control; provided, that it shall be conclusively presumed that the Company exercises control over any such entity fifty-one percent (51 %) or more of the equity interest in which is owned by the Company, directly or indirectly.

     "Term Loan" is used as defined in Section 2(a) herein. "Term Note" is used as defined in Section 2(a)(ii) herein. , "Unmatured Event of Default" means any event specified in Section 8, which is not initially an Event of Default, but which would, if uncured, become an Event of Default with the giving of notice or the passage of time or both.

     Section 2. THE LOAN. Subject to all of the terms and conditions of this Agreement, the Bank will make the Loan described in this Section to the Company.

a. The Term Loan. The Bank will make a term loan (the "Term Loan") to the Company contemporaneously with the execution of this Agreement on the following terms and subject to the following conditions:

     (i) Amount. The principal amount of the Term Loan shall be Two Million Seven Hundred Forty-One Thousand Eight Hundred Sixty-Seven and 00/ 100 Dollars ($2,741,867.00).

     (ii) The Term Note. The obligation of the Company to repay the Term Loan shall be evidenced by a promissory note of the Company (the "Term Note") in the form of Exhibit "B" attached hereto. The principal and interest of the Term Loan shall be repayable in equal monthly installments of $28,747.86, which shall be due and payable commencing on the first Banking Day of January, 2003, and on the first Banking Day of each month thereafter until December 1, 2007, on which date the entire principal balance of the Term Loan shall be due and payable together with all accrued and unpaid interest. The Bank reserves the right to modify the amount of the monthly payment due and payable hereunder in the event of an increase in the Prime Rate. The principal of the Term Loan may be prepaid at any time in whole or in part without penalty, provided that any partial prepayment shall be in an amount which is an integral multiple of $25,000.00, and provided, further, that all partial prepayments shall be applied to the latest maturing installments of principal payable under the Term Loan in inverse order of maturity.

     (iii)Interest on the Term Loan. The unpaid principal balance from time to time of the Term Loan shall bear interest from the date the Loan is made prior to the maturity of the Term Note at a rate per annum equal to the Prime Rate plus one-half percent (1/2%). After maturity, whether scheduled maturity or maturity by virtue of acceleration on account of the occurrence of an Event of Default, interest will accrue on the Term Loan at a rate per annum equal to the Prime Rate plus three and one-half percent (3-1/2%). Prior to maturity, interest shall be due and payable together with principal on the first Banking Day of each month commencing on the first Banking Day of January, 2003, as provided in Section 2(a)(ii) above. After maturity, interest shall be payable as accrued and without demand.

     (iv) Use of Proceeds of the Term Loan. The proceeds of the Term Loan shall be used in their entirety to finance the purchase of the luxury motor coaches identified on Schedule I attached hereto.

     (v) Calculation of Interest. Interest on the Term Loan shall be calculated by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding.

     (vi) Manner of Payment - Application. All payments of principal and interest on the Term Loan shall be payable at the principal office of the Bank in Indianapolis, Indiana, in funds available for the Bank's immediate use in that city and no payment will be considered to have been made until received in such funds. All payments received on account of the Term Loan will be applied first to the satisfaction of any interest which is then due and payable, and to principal only after all interest which is due and payable has been satisfied. (vii) Commitment Fee. In addition to payment of interest on the Term Loan as provided herein, Company shall pay to the Bank prior to or upon the funding of the Term Loan a commitment fee in the amount of $13,709.34 as a fee for the Bank's commitment to make the Term Loan.

     (viii) Automatic Debit. The Bank may debit when due all payments of principal and interest due under the terms of this Agreement to any deposit account of the Company carried with the Bank without further authority.

     Section 3. REPRESENTATIONS AND WARRANTIES. To induce the Bank to make the Loans, the Company represents and warrants to the Bank that:

a. Organization of Company. The Company is a limited liability company organized, existing and in good standing under the laws of the State of Mississippi. The Company is qualified to do business in every jurisdiction in which: (i) the nature of the business conducted or the character or location of properties owned or leased, or the residences or activities of employees make such qualification necessary, and (ii) failure so to qualify might impair the title of the Company to material properties or the Company's right to enforce material contracts or result in exposure of the Company to liability for material penalties in such jurisdiction. No jurisdiction in which the Company is not qualified to do business has asserted that the Company is required to be qualified therein. The principal office,of the Company is located at 2000 Rubberway Road, Vicksburg, Mississippi 39182-0165. The Company does not conduct any material operations or keep any material amounts of property at any other location, except 111 Monument Circle, Suite 4800, Indianapolis, Indiana 46204. The Company has not done business under any name other than its present corporate name at any time during the six years preceding the date of this Agreement.

b. Authorization of Company: No Conflict. The execution and delivery of this Agreement, the borrowings hereunder, the execution and delivery of all of the other Loan Documents and the performance by the Company of its obligations under this Agreement and all of the other Loan Documents are within the Company's corporate powers, have been duly authorized by all necessary corporate action, have received any required governmental or regulatory agency approvals and do not and will not contravene or conflict with any provision of law or of the Articles of Organization or Operating Agreement of the Company or of any agreement binding upon the Company or its properties.

c. Validity and Binding Nature/Company. This Agreement and all of the other Loan Documents are the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws enacted for the relief of debtors generally and other similar laws affecting the enforcement of creditors' rights generally or by equitable principles which may affect the availability of specific performance and other equitable remedies.

d. Organization of Fair Finance. Fair Finance is a corporation organized, existing and in good standing under the laws of the State of Ohio. Fair Finance is qualified to do business in every jurisdiction in which: (i) the nature of the business conducted or the character or location of properties owned or leased, or the residences or activities of employees make such qualification necessary, and (ii) failure so to qualify might impair the title of Fair Finance to material properties or Fair Finance's right to enforce material contracts or result in exposure of Fair Finance to liability for material penalties in such jurisdiction. No jurisdiction in which Fair Finance is not qualified to do business has asserted that Fair Finance is required to be qualified therein. The principal office of Fair Finance is located at 815 East Main Street, Akron, Ohio 44305. Fair Finance does not conduct any material operations or keep any material amounts of property at any other location, except 111 Monument Circle, Suite 4800, Indianapolis, Indiana 46204. Fair Finance has not done business under any name other than its present corporate name at any time during the six years preceding the date of this Agreement.

e. Organization of Fair Holdings.. The Fair Holdings is a corporation organized, existing and in good standing under the laws of the State of Ohio. Fair Holdings is qualified to do business in every jurisdiction in which: (i) the nature of the business conducted or the character or location of properties owned or leased, or the residences or activities of employees make such qualification necessary, and (ii) failure so to qualify might impair the title of Fair Holdings to material properties or Fair Holdings' right to enforce material contracts or result in exposure of Fair Holdings' to liability for material penalties in such jurisdiction. No jurisdiction in which Fair Holdings is not qualified to do business has asserted that Fair Holdings is required to be qualified therein. The principal office of Fair Holdings is located at 815 East Main Street, Akron, Ohio 44305. Fair Holdings does not conduct any material operations or keep any material amounts of property at any other location, except 111 Monument Circle, Suite 4800, Indianapolis, Indiana 46204. Fair Holdings has not done business under any name other than its present corporate name at any time during the six years preceding the date of this Agreement.

f. Organization of DC Investments. DC Investments is a limited liability company organized, existing and in good standing under the laws of the State of Indiana. DC Investments is qualified to do business in every jurisdiction in which: (i) the nature of the business conducted or the character or location of properties owned or leased, or the residences or activities of employees make such qualification necessary, and (ii) failure so to qualify might impair the title of DC Investments to material properties or DC Investments's right to enforce material contracts or result in exposure of DC Investments to liability for material penalties in such jurisdiction. No jurisdiction in which DC Investments is not qualified to do business has asserted that DC Investments is required to be qualified therein. The principal office of DC Investments is located at 111 Monument Circle, Suite 4800, Indianapolis, Indiana 46204. DC Investments does not conduct any material operations or keep any material amounts of property at any other location. DC Investments has not done business under any name other than its present corporate name at any time during the six years preceding the date of this Agreement.

g. Financial Statements. Fair Holdings and Fair Finance have delivered to the Bank their unaudited consolidated financial statements dated as of September 30, 2002, and for the fiscal quarter and partial fiscal year then ended. Such statements have been prepared in accordance with generally accepted accounting principles consistently applied except, as to the interim statements, for the absence of a statement of cash flows, footnotes and adjustments normally made at year end which are not material in amount. Such statements present fairly the consolidated financial position of Fair Holdings and of Fair Finance as of the dates thereof and the results of their respective operations for the periods covered, and since the date of the latest of such statements there has been no material adverse change in the financial position of the Company, Fair Holdings, or of Fair Finance, or in the results of their respective operations.

h. Litigation and Contingent Liabilities. No litigation, arbitration proceedings or governmental proceedings are pending or threatened against the Company, Fair Finance, Fair Holdings, or DC Investments which would, if adversely determined, materially and adversely affect its respective financial position or continued operations. None of the Company, Fair Finance, Fair Holdings, or DC Investments has any material contingent liabilities not provided for or disclosed in the financial statements referred to in Section 3(g) or in the "Schedules of Exceptions" attached hereto as Exhibits "C-1." "C-2." "C-3." and "C-4."

i. Liens. None of the assets of any of the Company is subject to any mortgage, pledge, title retention lien, or other lien, encumbrance or security interest except for liens and security interests described in the exceptions enumerated in Section 6(b).

j. Employee Benefit Plans. Each Plan maintained by each of the Affiliated Companies is in material compliance with ERISA, the Code, and all applicable rules and regulations adopted by regulatory authorities pursuant thereto, and each of the Affiliated Companies has filed all reports and returns required to be filed by ERISA, the Code and such rules and regulations. No Plan maintained by any of the Affiliated Companies and no trust created under any such Plan has incurred any "accumulated funding deficiency" within the meaning of Section 412(c)(1) of the Code, and the present value of all benefits vested under each Plan did not exceed, as of the last annual valuation date, the value of the assets of the respective Plans allocable to such vested benefits. The Company has no knowledge that a "reportable event," as defined in ERISA, has occurred with respect to any Plan maintained by any of the Affiliated Companies.

k. Payment of Taxes. Each of the Affiliated Companies has filed all federal, state and local tax returns and tax related reports which it is required to file by any statute or regulation and all taxes and any tax related interest payments and penalties that are due and payable have been paid, except for such as are being contested in good faith and by appropriate proceedings and as to which appropriate reserves have been established. Adequate provision has been made for the payment when due of all tax liabilities which have been incurred, but are not as yet due and payable.

l. Investment Company Act. None of the Affiliated Companies is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

m. Regulation U and other Federal Regulations. The Company is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System. Not more than twenty-five percent (25 %) of the consolidated assets of the Company consists of margin stock, within the contemplation of Regulation U, as amended.

n. Hazardous Substances. Except as disclosed on the "Schedules of Exceptions" attached hereto as Exhibits "C-1." "C-2," "C-3." and "C-4" and to the best knowledge of the Company after due inquiry and investigation; (i) there are no underground storage tanks of any kind on any premises owned or occupied by or under lease to any of the Affiliated Companies; (ii) there are no tanks, drums or other containers of any kind on premises owned or occupied by or under lease to any of the Affiliated Companies, the contents of which are unknown to the respective Affiliated Company (iii) no premises owned or occupied by or under lease to any of the Affiliated Companies have ever been used, and as of the date of this Agreement, no such premises are being used for any activities involving the use, treatment, transportation, generation, storage or disposal of any Hazardous Substances in reportable quantities, and (iv) no Hazardous Substances in reportable quantities have been released on any such premises nor is there any threat of release of any Hazardous Substances in reportable quantities on any such premises.

o. Subsidiaries/Organization of the. Affiliated Companies. DC Investments is the sole member of the Company and the sole shareholder of Fair Holdings. Fair Holdings is the sole shareholder of Fair Finance. The Company has no Subsidiaries as of the date of this Agreement. Fair Finance has no Subsidiaries as of the date of this Agreement.

     Section 4. COLLATERAL FOR THE OBLIGATIONS. The Obligations will be secured and supported as provided in this Section:

a. Guaranty Agreements. Payment of the Obligations shall be supported by the unconditional guaranty of prompt payment of DC Investments, Fair Holdings, and Fair Finance, which guaranties shall be evidenced by the Guaranty Agreements in the forms attached hereto as Exhibits "F." "G." and "H." respectively (the "DC Investments Guaranty," the "Fair Holdings Guaranty," and the "Fair Finance Guaranty," respectively) , and by the unconditional guaranty of prompt payment of Timothy Durham ("Durham") and James Cochran ("Cochran"), which guaranties shall be evidenced by the Guaranty Agreements in the forms attached hereto as Exhibits "I" and "J" , respectively (the
     "Durham Guaranty" and the "Cochran Guaranty") (DC Investments, Fair Holdings, Fair Finance, Durham, and Cochran are each hereinafter referred to as "Guarantor" and collectively as the "Guarantors," and the DC
     Investments Guaranty, the Fair Holdings Guaranty, the Fair Finance Guaranty, the Durham Guaranty, and the Cochran Guaranty are each hereinafter referred to as a "Guaranty Agreement" and collectively as the "Guaranty Agreements").

b. Security Agreement. The Obligations shall be secured by a first lien security interest in all of the Buses and in all proceeds thereof (collectively, the "Collateral"), which security interest shall be created by a Security Agreement in the form attached hereto as Exhibit "I" (the "Security Agreement"). The Security Agreement will provide a security interest in the collateral described therein subject only to liens and security interests described in the exceptions enumerated in Section 6(b).

c. Pledge Agreement. The obligations of DC Investments under its Guaranty Agreement shall be secured by a first lien on and pledge of all of DC Investments' membership interest in the Company, which lien and pledge shall be created by a Pledge Agreement in the form attached hereto as Exhibit "L" (the "Pledge Agreement").

d. Subordination. The obligation of the Company to repay a loan in the original principal amount of $690,468.67 made by Fair Holdings to the Company shall be subordinated to the prior payment of the Obligations to the Bank pursuant to the terms of that certain Subordination Agreement to be entered into by and among the Company, Fair Holdings, and the Bank in the form attached hereto as Exhibit "M" (the "Subordination Agreement").

     Section 5. AFFIRMATIVE COVENANTS. Until all Obligations of the Company terminate and are paid and satisfied in full, the Company shall strictly observe the following covenants:

a. Corporate Existence. The Company shall each preserve its existence as a Mississippi limited liability company, and shall cause Fair Holdings to preserve its existence as an Ohio corporation, DC Investments to preserve its existence as an Indiana limited liability company, and Fair Finance to preserve its existence as an Ohio corporation. The Company shall not and shall not permit any of the Affiliated Companies to change its name in any respect as it appears on its Articles of Incorporation or Articles of Organization, as applicable, filed with the Secretary of State of the State of its organization as of the date of this Agreement, or change the State of its domicile without giving the Bank not less than 10 calendar days prior written notice.

b. Reports. Certificates and Other Information. The Company shall furnish to the Bank copies of the following financial statements, certificates and other information:

     (i) Company's Annual Statements. As soon as available and in any event within one hundred twenty (120) days after the close of each fiscal year, the consolidated financial statements of the Company and the Affiliated Companies for such fiscal year prepared and presented in accordance with generally accepted accounting principles, consistently applied (except for changes in which the independent accountants of the Company concur) in each case setting forth in comparative form corresponding figures for the preceding fiscal year, together with the audit report, unqualified as to scope, of independent certified public accountants approved by the Bank, which approval shall not be unreasonably withheld, together with the management letter, if any, issued by such independent certified public accountants;

     (ii) Company's Interim Statements. As soon as available and in any event within sixty (60) days after the end of each calendar month, a copy of the interim consolidated financial statements of the Company and the Affiliated Companies for such calendar month, consisting at a minimum of:

          A.   the balance sheet as of the end of the calendar month, and

          B. a statement of income for the calendar month and for the partial or full fiscal year ended as of the end of the calendar month, all in reasonable detail and accompanied by the written representation of the chief financial officer of the Company that such financial statements have been prepared in accordance with generally accepted accounting principles (except that they need not include a statement of cash flows and footnotes and need not reflect adjustments normally made at year end, if such adjustments are not material in amount), consistently applied, (except for changes in which the independent accountants of the Company concur) and present fairly the financial position of the Company and the Affiliated Companies and the results of their respective operations as of the dates of such statements and for the fiscal periods then ended.

     (iii)Pyramid's Annual Statements. As soon as available and in any event within ninety (90) days after the close of each fiscal year, the financial statements of Pyramid Coach, Inc., a Tennessee corporation ("Pyramid") for such fiscal year prepared and presented in accordance with generally accepted accounting principles, consistently applied (except for changes in which the independent accountants of Pyramid concur) in each case setting forth in comparative form corresponding figures for the preceding fiscal year.

     (iv) Durham and Cochran Financial Statements. On or before April 15 each year, the financial statements of Durham and Cochran on the Bank's form.

     (v) Officer's Certificate. Contemporaneously with the furnishing of each set of financial statements provided for in Sections 5(b)(i) and 5(b)(ii), an Officer's Certificate.

     (vi) Orders. Prompt notice of any orders in any material proceedings to which the Company or any Affiliated Company is a party, issued by any court or regulatory agency, federal or state, and if the Bank should so request, a copy of any such order.

     (vii)Notice of Default or Litigation. Immediately upon learning of the occurrence of an Event of Default or Unmatured Event of Default, or the institution of or any adverse determination in any litigation, arbitration proceeding or governmental proceeding which is material to the Company or to any Affiliated Company, or the occurrence of any event which could have a material adverse effect upon the Company or upon any Affiliated Company, written notice thereof describing the same and the steps being taken with respect thereto.

     (viii) Compliance Certificates. Within thirty (30) days following each month end, a certificate of the Chief Financial Officer or other appropriate officer of the Company demonstrating compliance with the financial covenants stated in Section 5(g). Such certificate shall relate the covenants to the month-end figures and shall otherwise be in such form and provide such detail as may be reasonably satisfactory to the Bank.

     (ix) Registration Statements and Reports. Promptly upon filing with the Securities and Exchange Commission or any state securities regulatory authority by or on behalf of the Company or any Affiliated Company, copies of all registration statements and all periodic and special reports required or permitted to be filed under federal or state securities laws and regulations.

     (x) Other Information. From time to time such other information concerning the Company or any Affiliated Company as the Bank may reasonably request.

c. Books. Records and Inspections. The Company shall and shall cause each Affiliated Company to maintain complete and accurate books and records, and permit access thereto by the Bank for purposes of inspection, copying and audit, and the Company shall and shall cause each Affiliated Company to permit the Bank to inspect its properties and operations at all reasonable times.

d. Insurance. The Company shall and shall cause each Affiliated Company to maintain such insurance as may be required by law and such other insurance, to such extent and against such hazards and liabilities, as is customarily maintained by companies similarly situated. The Company shall and shall cause each Affiliated Company to provide a copy of any such policy to the Bank.

e. Taxes and Liabilities. The Company shall and shall cause each Affiliated Company to pay when due all taxes, license fees, assessments and other liabilities except such as are being contested in good faith and by appropriate proceedings and for which appropriate reserves have been established.

f. Compliance with Legal and Regulatory Requirements. The Company shall and shall cause each Affiliated Company to maintain material compliance with the applicable provisions of all federal, state and local statutes, ordinances and regulations and any court orders or orders of regulatory authorities issued thereunder.

g. Financial Covenant. The Company shall observe the following financial covenant calculated on a consolidated basis with the Affiliated Companies:

     (i) Debt Service Coverage Ratio. As of the end of each fiscal year commencing with the fiscal year ending December 31, 2002, maintain a consolidated debt service coverage ratio of not less than 1.20 to
          1.00. For purposes of this covenant, the phrase "debt service coverage ratio" means the ratio of:

          (A) the Company's and the Affiliated Companies' EBITDA minus unfunded capital expenditures, over

          (B) the sum of the principal paid on the Term Loan plus interest expense.

h.   Primary   Banking   RelationsThe   Company   shall   maintain  its  primary
     concentration and deposit accounts with the Bank.

i. Employee Benefit Plans. The Company shall and shall cause each Affiliated Company and all Subsidiaries to maintain all Plans in material compliance with ERISA, the Code, and all rules and regulations of regulatory authorities pursuant thereto and shall file and shall cause the Affiliated Companies and all Subsidiaries to file all reports required to be filed pursuant to ERISA, the Code, and such rules and regulations.

j . Hazardous Substances. If the Company, any Affiliated Company, or any Subsidiary should commence the use, treatment, transportation, generation, storage or disposal of any Hazardous Substance in reportable quantities in its operations in addition to those noted in Exhibits "C-1", "C-2." "C-3." and "C-4" attached hereto, the Company shall immediately notify the Bank of the commencement of such activity with respect to each such Hazardous Substance. The Company or the applicable Affiliated Company shall cause any Hazardous Substances which are now or may hereafter be used or generated in the operations of the Company or of such Affiliated Company or any Subsidiary in reportable quantities to be accounted for and disposed of in compliance with all applicable federal, state and local laws and regulations. The Company shall notify the Bank immediately upon obtaining knowledge that:

     (i) any premises which have at any time been owned or occupied by or have been under lease to the Company, any Affiliated Company, or any Subsidiary are the subject of an environmental investigation by any federal, state or local governmental agency having jurisdiction over the regulation of any Hazardous Substances, the purpose of which investigation is to quantify the levels of Hazardous Substances located on such premises; or

     (ii) the Company, any Affiliated Company, or any Subsidiary has been named or is threatened to be named as a party responsible for the possible contamination of any real property or ground water with Hazardous Substances, including, but not limited to the contamination of past and present waste disposal sites.

     If the Company, any Affiliated Company, or any Subsidiary is notified of any event described at items (i) or (ii) above, the Company or the applicable Affiliated Company shall immediately engage or cause the Subsidiary to engage a firm or firms of engineers or environmental consultants appropriately qualified to determine as quickly as practical the extent of contamination and the potential financial liability of the Company, the Affiliated Company, or the Subsidiary with respect thereto, and the Bank shall be provided with a copy of any report prepared by such firm or by any governmental agency as to such matters as soon as any such report becomes available to the Company or to the Affiliated Company, and Company or the applicable Affiliated Company shall immediately establish reserves in the amount of the potential financial liability of the Company, the applicable Affiliated Company, or the Subsidiary identified by such environmental consultants or engineers. The selection of any engineers or environmental consultants engaged pursuant to the requirements of this Section shall be subject to the approval of the Bank, which approval shall not be unreasonably withheld.

     Section 6. NEGATIVE COVENANTS. Until all Obligations of the Company terminate and are paid and satisfied in full, the Company shall strictly observe the following covenants:

a. Liens. The Company shall not create or permit to exist any mortgage, pledge, title retention lien or other lien, encumbrance or security interest (all of which are hereafter referred to in this subsection as a "lien" or "liens") with respect to any property or assets now owned or hereafter acquired except:

     (i) liens in favor of the Bank created pursuant to the requirements of this Agreement or otherwise;

     (ii) any lien or deposit with any governmental agency required or permitted to qualify the Company to conduct business or exercise any privilege, franchise or license, or to maintain self-insurance or to obtain the benefits of or secure obligations under any law pertaining to worker's compensation, unemployment insurance, old age pensions, social security or similar matters, or to obtain any stay or discharge in any legal or administrative proceedings, or any similar lien or deposit arising in the ordinary course of business;

     (iii)any mechanic's, worker's, repairmen's, carrier's, warehousemen's or other like liens arising in the ordinary course of business for amounts not yet due and for the payment of which adequate reserves have been established, or deposits made to obtain the release of such liens;

     (iv) easements, licenses, minor irregularities in title or minor encumbrances on or over any real property which do not, in the judgment of the Bank, materially detract from the value of such property or its marketability or its usefulness in the business of the Company;

     (v) liens for taxes and governmental charges which are not yet due or which are being contested in good faith and by appropriate proceedings and for which appropriate reserves have been established;

     (vi) liens created by or resulting from any litigation or legal proceeding which is being contested in good faith and by appropriate proceedings and for which appropriate reserves have been established; and

     (vii)those specific liens now existing described on the "Schedule of Exceptions" attached hereto as Exhibit "C-1."

c. Guaranties. The Company shall not be a guarantor or surety of, or otherwise be responsible in any manner with respect to any undertaking of any other person or entity, whether by guaranty agreement or by agreement to purchase any obligations, stock, assets, goods or services, or to supply or advance any funds, assets, goods or services, or otherwise, except for:

     (i)  guaranties in favor of the Bank;

     (ii) guaranties by endorsement of instruments for deposit made in the ordinary course of business; and

     (iii)those  specific  existing   guaranties  listed  in  the  "Schedule  of
          Exceptions" attached hereto as Exhibit "C-1."

c. Loans or Advances. The Company shall not make or permit to exist any loans or advances to any other person or entity, except for:

     (i) extensions of credit or credit accommodations to customers or vendors made by the Company in the ordinary course of its business as now conducted;

     (ii) reasonable salary advances to non-executive employees, and other advances to agents and employees for anticipated expenses to be incurred on behalf of the Company in the course of discharging their assigned duties; and

     (iii)the specific items listed in the "Schedule of Exceptions" attached hereto as Exhibit "C-1."

d. Mergers, Consolidations. Sales. Acquisition or Formation of Subsidiaries. The Company shall not be party to or permit any Affiliated Company to be a party to any consolidation or to any merger without the Bank's prior written consent. The Company shall not purchase the capital stock of or otherwise acquire any equity interest in any other business entity. The Company shall not acquire any material part of the assets of any other business entity, except in the ordinary course of business. The Company shall not and shall not permit any Affiliated Company to sell, transfer, convey or lease all or any material part of its assets, except in the ordinary course of business, or sell or assign with or without recourse any receivables, except that Fair Financing and Fair Holdings may sell their accounts receivable under securitization transactions. The Company shall not cause to be created or otherwise acquire any Subsidiaries.

e. Margin Stock. The Company shall not use or cause or permit the proceeds of the Term Loan to be used, either directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System, as amended from time to time.

e. Other Agreements. The Company shall enter into any agreement containing any provision which would be violated or breached in material respect by the performance of its obligations under this Agreement or under any other Loan Document.

g. Judgments. The Company shall not permit any uninsured judgment or monetary penalty rendered against it in any judicial or administrative proceeding to remain unsatisfied for a period in excess of forty-five (45) days unless such judgment or penalty is being contested in good faith by appropriate proceedings and execution upon such judgment has been stayed, and unless an appropriate reserve has been established with respect thereto.

h. Principal Office/Other Matters. The Company shall not change its name or permit any Affiliated Company to change its name, or the location of its principal office, or its places of business, and shall not change the State in which the Collateral is titled to any State other than the State of Mississippi, unless it gives not less than thirty (30) days prior written notice of any such change to the Bank. After providing such notice, the Company or the applicable Affiliated Company each agree to promptly reimburse the Bank for all of the Bank's counsel and/or special counsel fees and expenses incurred by the Bank in connection with advising the Bank as to the perfection of its security interest in the Collateral that will be titled or regularly located in such additional states or jurisdictions.

i. Hazardous Substances. The Company shall not and shall not permit any Affiliated Company to release or to permit to continue the release or threatened release of any Hazardous Substance on any premises owned or occupied by or under lease to it.

j. Debt. The Company shall not incur or permit to exist any indebtedness for borrowed money except to the Bank and except for those existing obligations disclosed on the "Schedule of Exceptions" attached hereto as Exhibits "C-1" and except loans from an Affiliated Company which are unsecured. For purposes of this covenant, the phrase "indebtedness for borrowed money," shall be construed to include capital lease obligations.

k. Sale and Leaseback. The Company shall not enter into any arrangements, directly or indirectly, with a person or entity whereby it shall sell or transfer any property used or useful in its business and then or thereafter rent or lease such property for substantially the same purpose as the property sold or transferred.

1. Accounting Policies. The Company shall not change its fiscal year or any of its significant accounting methods, policies or procedures, except to the extent necessary to comply with GAAP.

m. Change of Business. The Company shall not make any material change in the nature of its business as an owner and lessor of luxury motor buses as carried on at the date of this Agreement.

     Section 7. CONDITIONS OF LENDING. The obligation of the Bank to make the Term Loan shall be subject to fulfillment of each of the following conditions precedent:

a. No Default. No Event of Default or Unmatured Event of Default shall have occurred and be continuing, and the representations and warranties of the Company contained in Section 3 shall be true and correct as of the date of this Agreement and as of the date of each Advance, except that after the date of this Agreement:

     (i) the representations contained in Section 3(g) will be construed so as to refer to the latest financial statements furnished to the Bank by the Company pursuant to the requirements of this Agreement,

     (ii) the representations contained in Section 3(n) (with respect to Hazardous Substances) will be construed so as to apply not only to the Company, but also to any Subsidiaries,

     (iii)the representation contained in Section 3(o) will be construed so as to except any Subsidiary which may hereafter be formed or acquired by the Company with the consent of the Bank, and

     (iv) all other representations will be construed to have been amended to conform with any changes of which the Bank shall previously have been given notice in writing by the Company.

b. Documents to be Furnished at Closing. The Bank shall have received contemporaneously with the execution of this Agreement, the following, each duly executed, currently dated and in form and substance satisfactory to the Bank:

     (i)  The Term Note.

     (ii) The Security Agreement and requisite Uniform Commercial Code financing statements.

     (iii)Copies of all vehicle titles of the luxury motor vehicles purchased with the proceeds of the Term Loan.

     (iv) The Guaranty Agreements executed by the Guarantors and a completed Certificate Regarding Solvency from Fair Finance.

     (v) The Schedules of Exceptions duly completed and executed by the Company and the Affiliated Companies.

     (vi) The Pledge Agreement duly executed by DC Investments.

     (vii)The Subordination Agreement duly executed by Fair Holdings and the Company together with a complete copy of the Promissory Note subordinated pursuant thereto marked with an appropriate subordination legend.

     (viii) The Collateral Assignment of Management Agreement duly executed by the Company and Pyramid Coach, Inc. and the Company together with a fully executed Management Agreement.

     (ix) Resolutions of the Members of DC Investments, the sole Member of the Company, authorizing on behalf of the Company the execution and delivery of this Agrement, the Term Note, its Schedule of Exceptions, the Security Agreement, the Collateral Assignment of Leases, and the other Loan Documents to which the Company is a party, as well as the Prevost Acquisition Documents and Obsidian Acquisition Documents to which the Company is a party, and any other documents required to be executed by the Company pursuant to the terms of this Agreement.

     (x) Resolutions of the Members of DC Investments authorizing the execution and delivery of its Guaranty Agreement, the Pledge Agreement, and the other Loan Documents to which DC Investments is a party pursuant to the terms of this Agreement.

     (xi) The Certificate of Incumbency of the Managing Member of DC Investments certifying the names of the officer or officers authorized to sign its Guaranty Agreement, the Pledge Agreement, and the other Loan Documents to which DC Investments and/or the Company is a party, together with a sample of the true signature of each such officer.

     (xii)Articles of Organization of DC Investments, certified as of a recent date by the Mississippi Secretary of State as complete and correct.

     (xiii) Articles of Organization of the Company, certified as of a recent date by the Mississippi Secretary of State as complete and correct.

     (xiv)Certificate of Good Standing issued by the Mississippi Secretary of State as of a recent date for the Company.

     (xv) Certificate of Good Standing issued by the Mississippi Secretary of State as of a recent date for the Company.

     (xvi)Operating Agreement of the Company certified as complete and correct by the Manager of the Company.

     (xvii) Operating Agreement of DC Investments certified as complete and correct by the Manager of DC Investments.

     (xviii) Resolutions of the Board of Directors of Fair Holdings  authorizing the execution and delivery of its Guaranty Agreement, the Subordination Agreement, and the other Loan Documents to which Fair Holdings is a party.

     (xix)The Certificate of Incumbency of the Secretary of the Board of Directors of Fair Holdings certifying the names of the officer or officers authorized to execute its Guaranty Agreement, the Subordination Agreement, and the other Loan Documents provided for in this Agreement to which Fair Holdings is a party, together with a sample of the true signature of each such officer.

     (xx) Articles of Incorporation and Certificate of Incorporation of Fair Holdings certified by the Ohio Secretary of State as complete and correct as of a recent date.

     (xxi)Certificate of Good Standing issued by the Ohio Secretary of State as of a recent date for Fair Holdings.

     (xxii) Bylaws of Fair Holdings certified as complete and correct by the Secretary of the Board of Directors of Fair Holdings.

     (xxiii) Resolutions of the Board of Directors of Fair Finance authorizing the execution, delivery and performance, respectively, of its Guaranty Agreement and the other Loan Documents required pursuant to the terms of this Agreement to which Fair Finance is a party.

     (xxiv) The Certificate of Incumbency of the Secretary of the Board of Directors of Fair Finance certifying the names of the officer or officers authorized to execute its Guaranty Agreement and the other Loan Documents provided for in this Agreement to which Fair Finance is a party, together with a sample of the true signature of each such officer.

     (xxv)The Articles of Incorporation of Fair Finance certified as complete and correct as of a recent date by the Ohio Secretary of State.

     (xxvi) By-Laws of Fair Finance certified as complete and correct by the Secretary of the Board of Directors of Fair Finance.

     (xxvii) Certificate of Good Standing for Fair Finance issued as of a recent date by the Secretary of State of Ohio.

     (xxviii) The opinion of counsel for the Company addressed to the Bank to the effect that the representations stated in Sections 3(a), 3(b), 3(c), 3(d), 3(e), 3(f), 3(i), 3(1) and 3o) are correct. Such opinion shall be in such form as may be reasonably acceptable to the Bank.

     (xxix) Certificates evidencing the existence of all insurance required under the terms of this Agreement or any other Loan Documents.

     (xxx)Payment of the commitment fee required under the terms of Section 2(a)(vii).

     (xxxi) Complete copies of Purchase Agreements setting forth the terms of the purchase of the luxury motor coaches purchased with the proceeds of the Term Loan.

     (xxxii)Such other documents as the Bank may reasonably require.

     (xxxiii)Payment of the fees of legal counsel for the Bank incurred in connection with the drafting, negotiation, and execution of this Agreement and the other Loan Documents.

     Section 8. EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

a. Nonpayment of the Loan. Default in the payment when due of any amount payable under the terms of the Note, or otherwise payable to the Bank or any other holder of the Notes under the terms of this Agreement.

b. Nonpayment of Other Indebtedness for Borrowed Money. Default by the Company or by any Guarantor in the payment when due, whether by acceleration or otherwise, of any other material indebtedness for borrowed money, or default in the performance or observance of any obligation or condition with respect to any such other indebtedness if the effect of such default is to accelerate the maturity of such other indebtedness or to permit the holder or holders thereof, or any trustee or agent for such holders, to cause such indebtedness to become due and payable prior to its scheduled maturity, unless the Company or the applicable Guarantor is contesting the existence of such default in good faith and by appropriate proceedings.

c. Other Material Obligations. Subject to the expiration of any applicable grace period, default by the Company or by any Guarantor in the payment when due, or in the performance or observance of any material obligation of, or condition agreed to by the Company or by any Guarantor with respect to any material purchase or lease of goods, securities or services except only to the extent that the existence of an such default is being contested in good faith and by appropriate proceedings and that appropriate reserves have been established with respect thereto.

d. Bankruptcy. Insolvency, etc. The Company or any Guarantor admitting in writing its inability to pay its debts as'they mature or an administrative or judicial order of dissolution or determination of insolvency being entered against the Company or any Guarantor; or the Company or any Guarantor applying for, consenting to, or acquiescing in the appointment of a trustee or receiver for the Company or such Guarantor or any property thereof, or the Company or any Guarantor making a general assignment for the benefit of creditors; or, in the absence of such application, consent or acquiescence, a trustee or receiver being appointed for the Company or any Guarantor or for a substantial part of its property and not being discharged within sixty (60) days; or any bankruptcy, reorganization, debt arrangement, or other proceeding under any bankruptcy or insolvency law, or any dissolution or liquidation proceeding being instituted by or against the Company or any Guarantor, and, if involuntary, being consented to or acquiesced in by the Company or such Guarantor, as applicable, or remaining for sixty (60) days undismissed.

e. Warranties and Representations. Any warranty or representation made by the Company or any Guarantor in this Agreement or in any other Loan Document proving to have been false or misleading in any material respect when made, or any schedule, certificate, financial statement, report, notice, or other writing furnished by the Company or any Guarantor to the Bank proving to have been false or misleading in any material respect when made or delivered.

f. Violations of Negative and Financial Covenants. Failure by the Company to comply with or perform the financial covenant stated in Section S(g) or any covenant in Section 6 of this Agreement.

f. Noncompliance With Other Provisions of this Agreement. Failure of the Company to comply with or perform any covenant or other provision of this Agreement or to perform any other Obligation (which failure does not constitute an Event of Default under any of the preceding provisions of this Section 8) and continuance of such failure for thirty (30) days after notice thereof to the Company from the Bank.

     Section 9. EFFECT OF EVENT OF DEFAULT. If any Event of Default described in
Section 8(d) shall occur, maturity of the Loan shall immediately be accelerated and the Note and the Loan evidenced thereby, and all other indebtedness and any other payment Obligations of the Company to the Bank shall become immediately due and payable, all without notice of any kind. When any other Event of Default has occurred and is continuing, the Bank or any other holder of the Note may accelerate payment of the Loan and declare the Note and all other payment Obligations due and payable, whereupon maturity of the Loan shall be accelerated and the Note and the Loan evidenced thereby, and all other payment Obligations shall become immediately due and payable, all without notice of any kind. The Bank or such other holder shall promptly advise the Company of any such declaration, but failure to do so shall not impair the effect of such declaration. The remedies of the Bank specified in this Agreement or in any other Loan Document shall not be exclusive, and the Bank may avail itself of any other remedies provided by law as well as any equitable remedies available to the Bank.

     Section 10. WAIVER -- AMENDMENTS. No delay on the part of the Bank, or any holder of the Note in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise by any of them of any right, power or remedy preclude any other or further exercise thereof, or the exercise of any other right, power or remedy. No amendment, modification or waiver of, or consent with respect to any of the provisions of this Agreement or the other Loan Documents or otherwise of the Obligations shall be effective unless such amendment, modification, waiver or consent is in writing and signed by the Bank.

     Section 11. NOTICES. Any notice given under or with respect to this Agreement to the Company or the Bank shall be in writing and, if delivered by hand or sent by overnight courier service, shall be deemed to have been given when delivered and, if mailed, shall be deemed to have been given five (5) days after the date when sent by registered or certified mail, postage prepaid, and addressed to the Company or the Bank (or other holder of the Note) at its address shown below, or at such other address as any such party may, by written notice to the other party to this Agreement, have designated as its address for such purpose. The addresses referred to are as follows:

        As to the Company:      DC Investments Leasing, LLC
                                Bank One  Center/Tower Suite 4800
                                111 Monument Circle
                                Indianapolis, Indiana 46204
                                Attention:  Timothy Durham
                                Telephone:(317) 691-1413

        with copies to:         Neil E. Lucas,  Esquire
                                Bamberger & Feibleman
                                111 Monument Circle
                                Suite 4800
                                Indianapolis, Indiana 46204
                                Telephone:(317) 472-1480

        As to the Bank:         First Indiana Bank, N.A.
                                135 North Pennsylvania Street, Suite 1900
                                Indianapolis, Indiana 46204
                                Attention: Anthony P. Schlichte, Vice President
                                Telephone: (317) 269-1637

        with copies to:         Madalyn S. Kinsey,  Esquire
                                KROGER, GARDIS & REGAS, L.L.P.
                                Bank One Center/Circle,Suite 900
                                111 Monument Circle
                                Indianapolis, Indiana 46204-5175
                                Telephone: (317) 264-6836 Ext. 926

     Section 12. COSTS, EXPENSES AND TADS. The Company shall pay or reimburse the Bank on demand for all reasonable out-of-pocket costs and expenses of the Bank including reasonable attorneys' fees and legal expenses incurred by it in connection with the drafting, negotiation, execution, and delivery of this Agreement and the other Loan Documents, and in connection with the enforcement, or restructuring in the nature of a workout, of this Agreement or any other Loan Document. The Company shall also reimburse the Bank for expenses incurred by the Bank in connection with any audit of the books and records or physical assets of the Company conducted pursuant to any right granted to the Bank under the terms of this Agreement or any other Loan Document. Such reimbursement shall include, without limitation, reimbursement of the Bank for its overhead expenses reasonably allocated to such audits. In addition, the Company shall pay or reimburse the Bank for all expenses incurred by the Bank in connection with the perfection of any security interests and liens granted to the Bank by the Company and for any stamp or similar documentary or transaction taxes which may be payable in connection with the execution or delivery of this Agreement or any other Loan Document or in connection with any other instruments or documents provided for herein or delivered or required in connection herewith. All obligations provided for in this Section shall survive termination of this Agreement and shall be joint and several obligations of the Company.

     Section 13. SEVERABILITY. If any provision of this Agreement or any other Loan Document is determined to be illegal or unenforceable, such provision shall be deemed to be severable from the balance of the provisions of this Agreement or such Document and the remaining provisions shall be enforceable in accordance with their terms.

     Section 14. CAPTIONS. Section captions used in this Agreement are for convenience only and shall not affect the construction of this Agreement.

     Section 15. GOVERNING LAW - JURISDICTION. Except as may otherwise be expressly provided in any other Loan Document, this Agreement and all other Loan Documents are made under and will be governed in all cases by the substantive laws of the State of Indiana, notwithstanding the fact that Indiana conflicts of law rules might otherwise require the substantive rules of law of another jurisdiction to apply. The Company consents to the jurisdiction of any state or federal court located within Marion County, Indiana, and waive personal service of any and all process upon them. All service of process may be made by messenger, by certified mail, return receipt requested, or by registered mail directed to the Company at the address stated in Section 11. The Company waives any objection which it may have to any proceeding commenced in a federal or state court located within Marion County, Indiana, based upon improper venue or forum non convemens. Nothing contained in this Section shall affect the right of the Bank to serve legal process in any other manner permitted by law or to bring any action or proceeding against the Company or its property in the courts of any other jurisdiction.

     Section 16. PRIOR AGREEMENTS, ETC. This Agreement supersedes all previous agreements and commitments made by the Bank and the Company with respect to the Loan and all other subjects of this Agreement, including, without limitation, any oral or written proposals or commitments made or issued by the Bank.

     Section 17. SUCCESSORS AND ASSIGNS. This Agreement and the other Loan Documents shall be binding upon and shall inure to the benefit of the Company and the Bank and their respective successors and assigns, provided that the Company's rights under this Agreement shall not be assignable without the prior written consent of the Bank.

     Section 18. WAIVER OF JURY TRIAL. THE COMPANY AND THE BANK (BY ITS ACCEPTANCE HEREOF) HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND
UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT, OR OTHERWISE) BETWEEN THE COMPANY AND THE BANK ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. THIS PROVISION IS A MATERIAL INDUCEMENT TO THE BANK TO PROVIDE THE FINANCING EVIDENCED BY THIS AGREEMENT.

     Section 19. ARBITRATION. BANK, THE COMPANY AND FAIR FINANCE AGREE THAT UPON THE WRITTEN DEMAND OF ANY PARTY, WHETHER MADE BEFORE OR AFTER THE INSTITUTION OF ANY LEGAL PROCEEDINGS, BUT PRIOR TO THE RENDERING OF ANY JUDGMENT IN THAT PROCEEDING, ALL DISPUTES, CLAIMS AND CONTROVERSIES BETWEEN THEM, WHETHER INDIVIDUAL, JOINT, OR CLASS IN NATURE, ARISING FROM THIS AGREEMENT, OR ANY LOAN DOCUMENT OR OTHERWISE, INCLUDING WITHOUT LIMITATION CONTRACT AND TORT DISPUTES, SHALL BE RESOLVED BY BINDING ARBITRATION PURSUANT TO THE COMMERCIAL RULES OF THE AMERICAN ARBITRATION ASSOCIATION ("AAA"). ANY ARBITRATION PROCEEDING HELD PURSUANT TO THIS ARBITRATION PROVISION SHALL BE CONDUCTED IN THE CITY NEAREST THE COMPANY'S ADDRESS HAVING AN AAA REGIONAL OFFICE, OR AT ANY OTHER PLACE SELECTED BY MUTUAL AGREEMENT OF THE PARTIES. NO ACT TO TAKE OR DISPOSE OF ANY COLLATERAL SHALL CONSTITUTE A WAIVER OF THIS ARBITRATION AGREEMENT OR BE PROHIBITED BY THIS ARBITRATION AGREEMENT.

     THIS ARBITRATION PROVISION SHALL NOT LIMIT THE RIGHT OF EITHER PARTY DURING ANY DISPUTE TO SEEK, USE, AND EMPLOY ANCILLARY OR PRELIMINARY RIGHTS AND/OR REMEDIES, JUDICIAL OR OTHERWISE, FOR THE PURPOSES OF REALIZING UPON, PRESERVING, PROTECTING, FORECLOSING UPON OR PROCEEDING UNDER FORCIBLE ENTRY AND DETAINER FOR POSSESSION OF ANY REAL OR PERSONAL PROPERTY, AND ANY SUCH ACTION SHALL NOT BE DEEMED AN ELECTION OF REMEDIES. SUCH REMEDIES INCLUDE, WITHOUT LDVffrATION, OBTAINING INJUNCTIVE RELIEF OR A TEMPORARY RESTRAINING ORDER, INVOKING A POWER OF SALE UNDER ANY DEED OF TRUST OR MORTGAGE; OBTAINING A WRIT OF ATTACHMENT OR IMPOSITION OF A RECEIVERSHIP; OR EXERCISING ANY RIGHTS RELATING TO PERSONAL PROPERTY, INCLUDING EXERCISING THE RIGHT OF SETOFF, OR TAKING OR DISPOSING OF SUCH PROPERTY WITH OR WITHOUT JUDICIAL PROCESS PURSUANT TO THE UNIFORM COMMERCIAL CODE. ANY DISPUTES, CLAIMS, OR CONTROVERSIES CONCERNING THE
LAWFULNESS OR REASONABLENESS OF ANY ACT, OR EXERCISE OF ANY RIGHT OR REMEDY, CONCERNING ANY COLLATERAL, INCLUDING ANY CLAIM TO RESCIND, REFORM, OR OTHERWISE MODIFY ANY AGREEMENT RELATING TO THE COLLATERAL, SHALL ALSO BE ARBITRATED; PROVIDED, HOWEVER THAT NO ARBITRATOR SHALL HAVE THE RIGHT OR THE POWER TO ENJOIN OR RESTRAIN ANY ACT OF ANY PARTY. JUDGMENT UPON ANY AWARD RENDERED BY ANY ARBITRATOR MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. THE STATUTE OF LIMITATIONS, ESTOPPEL, WAIVER, LACHES AND SIMILAR DOCTRINES WHICH WOULD OTHERWISE BE APPLICABLE IN AN ACTION BROUGHT BY A PARTY SHALL BE APPLICABLE IN ANY ARBITRATION PROCEEDING, AND THE COMMENCEMENT OF AN ARBITRATION PROCEEDING SHALL BE DEEMED THE COMMENCEMENT OF ANY ACTION FOR THESE PURPOSE. THE FEDERAL ARBITRATION ACT (TITLE 9 OF THE UNITED STATES CODE) SHALL APPLY TO THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT OF THIS ARBITRATION PROVISION.

                         [THIS SPACE LEFT BLANK INTENTIONALLY]

Dated as of December 18, 2002.

                                        DC  INVESTMENTS   LEASING,   LLC,
                                        a  Mississippi limited liability company



                                        By: /s/ Timothy S. Durham
                                           ------------------------------------
                                           Timothy S. Durham, Manager


                                        FIRST   INDIANA   BANK,
                                        a national banking association


                                        By: /s/ Anthony P. Schlichte
                                           ------------------------------------
                                           Anthony P. Schlichte, Vice President


                                        FIRST   INDIANA   BANK,
                                        a national banking association


                                        By:
                                           ------------------------------------
                                           Anthony P. Schlichte, Vice President

                                        FAIR HOLDINGS, INC., an Ohio corporation


                                        By:
                                           ------------------------------------
                                           Timothy S. Durham, Chairman of the
                                           Board and Chief Financial Officer

                              SCHEDULE OF EXHIBITS

                                   SCHEDULE I

Exhibit "A"           Officer's Certificate
Exhibit "B"           Promissory Note (Term Loan) ($2,741,867.00)
Exhibit "C-1"         Schedule of Exceptions (DC Investments Leasing, LLC)
Exhibit "C-2"         Schedule of Exceptions (Fair Holdings, Inc.)
Exhibit "C-3"         Schedule of Exceptions (Fair Finance Company)
Exhibit "C-4"         Schedule of Exceptions (DC Investments, LLC)
Exhibit "D"           [Reserved]
Exhibit "E"           Collateral Assignment of Management Agreement (DC
                      Investments Leasing, LLC, Pyramid Coach, Inc. and First
                      Indiana Bank, N.A
Exhibit "F"           Guaranty Agreement (DC Investments, LLC)
Exhibit "G"           Guaranty Agreement (Fair Holdings, Inc.)
Exhibit "H"           Guaranty Agreement (Fair Finance Company)
Exhibit "I"           Guaranty Agreement (Timothy S. Durham)
Exhibit "J"           Guaranty Agreement (James Cochran)
Exhibit "K"           Security Agreement (Motor Vehicles) (DC Investments
                      Leasing, LLC)
Exhibit "L"           Pledge Agreement (DC Investments, LLC)
Exhibit "M"           Subordination Agreement (DC Investments Leasing, LLC, Fair
                      Holdings,  Inc., and First Indiana Bank, N.A.)